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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: March 24, 2000
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

        1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                        (Registrant's Telephone Number)
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Item 1.  Not Applicable.

Item 2.  Acquisition of Red Baron Truck Washes, Inc.
         -------------------------------------------

         On March 24, 2000, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), through a wholly owned subsidiary, Mace Truck Wash, Inc., acquired substantially all of the assets of five truck wash facilities (the "Red Baron Truck Wash"), from Red Baron Truck Washes, Inc., and James Grandlich, Raymond Grandlich and Arthur Grandlich (the "Sellers").
Two of the facilities are in Arizona with the three other locations being in Indiana, Ohio and Texas. Pursuant to the terms and conditions of the Asset Purchase Agreement (the "Agreement"), the Company purchased substantially all of the inventory, fixed assets, trade names and trademarks, and intangibles of the car wash operations of Sellers. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed herewith as Exhibits 2.1.

         At Closing under the Agreement, the Company paid to Sellers an aggregate purchase price of $3,700,000 (the "Purchase Price"), consisting of shares of the Company's common stock having a value of $2,700,000, each share being valued at $4.75 per share. The Company also delivered a promissory note in the amount of $1,000,000. The promissory note shall bear interest at the rate of 9% per annum payable monthly with the principal due on the seven-month anniversary date of the note. The acquisition is accounted for using the "purchase" method of accounting.

Items 3-6       Not Applicable.

Item 7          Financial Statements and Exhibits.

                (a)  Financial Statements of Business Acquired.

                In accordance with the applicable regulations under the Securities and Exchange Act of 1934 and after review of the financial statements of the Red Baron Truck Wash, the Registrant has concluded that Securities and Exchange Act rules do not require the filing of financial statements with respect to the acquired company. Accordingly, the Registrant is not filing financial statements herewith.
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                (c)  The following Exhibits are hereby filed as part of this
                Current Report on Form 8-K.

                2.1 Asset Purchase Agreement dated as of January 24, 2000, by and among James Grandlich, Raymond Grandlich, and Arthur Grandlich, residents of the state of Arizona, Red Baron Truck Washes, Inc., and Mace Truck Wash, Inc., a wholly owned subsidiary of Mace Security International, Inc.

                99  Press Release

Items 8-9.      Not applicable.
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                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 7, 2000           MACE SECURITY INTERNATIONAL, INC.


                                    By:/s/ Gregory M. Krzemien
                                       -----------------------
                                 Gregory M. Krzemien
                                 Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit    Description
           -----------
No.
---

2.1 Asset Purchase Agreement dated as of January 24, 2000, by and among James Grandlich, Raymond Grandlich, and Arthur Grandlich, residents of the state of Arizona, Red Baron Truck Washes, Inc., and Mace Truck Wash, Inc., a wholly owned subsidiary of Mace Security International, Inc.

99         Press Release